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                   SECURITIES AND EXCHANGE COMMISSION

                          Washington D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                   Securities and Exchange Act of 1934


                      ----------------------------


                    Date of Report (Date of earliest
                     event reported) August 9, 1994


                             WLR Foods, Inc.
         (Exact name of registrant as specified in its charter)


          Virginia            0-17060                54-1295923
         (State of      (Commission File Number)   IRS Employer
         incorporation)                           Identification No.)


         P.O. Box 7000                                   22815
         Broadway, Virginia                           (Zip Code)
         (Address of principal executive offices)



                             (703) 896-7001
                     (Registrant's telephone number,
                          including area code)

           Highway 33 West, P.O. Box 228, Hinton, Virginia 22831
       (Former name or former address, if changed since last report)

                        Exhibit Index is on Page 4
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Items 1-4.   Not Applicable.

Item 5       Other Events.


In response to questions from shareholders, brokers, and securities analysts, the Chief Financial Officer for WLR Foods, Inc. (the Company) has released in a memorandum dated August 9, 1994 certain information regarding the Company's proposed acquisition of substantially all of the assets of the turkey processing division of Cuddy Farms, Inc. A copy of that memorandum is set forth in its entirety as an exhibit hereto.

Item 6.     Not Applicable.

Item 7.     Exhibits.

(99.1)      Company Memorandum dated August 9, 1994.

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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WLR Foods, Inc.

                            By: /s/______________________
                                    Delbert L. Seitz
                                    Chief Financial Officer
                                    Secretary and Treasurer

Date:  August 10, 1994

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Exhibit No.     Description                              Sequentially
                                                         Numbered Page

(99.1)          Company memorandum dated August 9, 1994          5